Exhibit 32.2
Section 906 Certification

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to
18 U.S.C. § 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of FelCor Lodging Trust Incorporated as general partner of FelCor Lodging Limited Partnership (the “Company”) hereby certify, to such officers' knowledge, that:

(i)the accompanying Quarterly Report on Form 10-Q of the Company for the three months ended March 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended;

and

(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 2, 2016

/s/ Richard A. Smith
Richard A. Smith
Chief Executive Officer of FelCor Lodging Trust Incorporated, as general partner of FelCor Lodging Limited Partnership

/s/ Michael C. Hughes
Michael C. Hughes
Chief Financial Officer of FelCor Lodging Trust Incorporated, as general partner of FelCor Lodging Limited Partnership